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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2000

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-77215                13-3291626
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       Incorporation)                                     Identification Number)

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                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)
                                 (212) 761-4000

Item 2.  Acquisition Or Disposition Of Assets

         On October 31, 2000, a single series of certificates, entitled Morgan Stanley Dean Witter Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2000-LIFE2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement dated as of October 1, 2000 (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, among Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") as depositor, Wells Fargo Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as Trustee and ABN Amro Bank N.V., as fiscal agent. The Certificates consist of twenty classes identified as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class X Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates," and the "Class R-III Certificates," respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 103 fixed rate, multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on October 1, 2000 (the "Cut-off Date"), an aggregate principal balance of $765,349,379 after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received.

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         The Certificates have an initial Class Principal Balance of
$159,079,000. The Class A-2 Certificates have an initial Class Principal Balance of $479,987,000. The Class X Certificates have an initial Class Notional Amount of $765,349,379. The Class B Certificates have an initial Class Principal Balance of $22,961,000. The Class C Certificates have an initial Class Principal Balance of $24,874,000. The Class D Certificates have an initial Class Principal Balance of $6,888,000. The Class E Certificates have an initial Class Principal Balance of $18,751,000. The Class F Certificates have an initial Class Principal Balance of $7,653,000. The Class G Certificates have an initial Class Principal Balance of $3,062,000. The Class H Certificates have an initial Class Principal Balance of $9,567,000. The Class J Certificates have an initial Class Principal Balance of $9,184,000. The Class K Certificates have an initial Class Principal Balance of $3,061,000. The Class L Certificates have an initial Class Principal Balance of $4,018,000. The Class M Certificates have an initial Certificate Principal Amount of $6,697,701. The Class N Certificates have an initial Certificate Principal Amount of $2,870,000. The Class O Certificates have an initial Certificate Principal Amount of $957,000. The Class P Certificates have an initial Certificate Principal Amount of $5,740,378. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired
              Not applicable.

         (b)  Pro Forma Financial Information
              Not applicable.

         (c)  Exhibits.

              Exhibit No.
              of Item 601 of
Exhibit No.   Regulation S-K   Description
-----------   --------------   -----------
4.1           4                Pooling and Servicing Agreement dated as of
                               October 1, 2000, among Morgan Stanley Dean Witter
                               Capital I Inc. as depositor, Wells Fargo Bank,
                               National Association as master servicer, GMAC
                               Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee and ABN Amro Bank N.V., as fiscal agent.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 15, 2000

MORGAN STANLEY DEAN WITTER CAPITAL I INC.

By: /s/ Cecilia Tarrant
    --------------------------------
    Name:  Cecilia Tarrant
    Title: Vice President

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